                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 1999


                              CC VII HOLDINGS, LLC
                              FALCON FUNDING CORP.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    033-60776                43-1854210
          California                   333-55755                95-4681480
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)




12444 Powerscourt Drive, Suite 400, St. Louis, MO                 63131
    (Address of Principal Executive Offices)                    (Zip Code)




       Registrant's telephone number, including area code: (314) 965-0555



           10900 Wilshire Boulevard-15th Floor, Los Angeles, CA 90024
                 (Former address, if changed since last report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On November 12, 1999, Charter Communications Holding Company, LLC ("Charter Holdco") acquired all of the partnership interests of Falcon Communications, L.P. ("FCLP") and certain other assets and equity interests held by affiliates of FCLP. The terms of the acquisition are governed by a Purchase and Contribution Agreement, dated as of May 26, 1999, by and among Charter Communications, Inc., FCLP, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc., as amended by the First, Second and Third Amendments (the "Purchase Agreement").

         The aggregate consideration paid to acquire FCLP and the other assets was $3.5 billion, consisting of approximately $1.3 billion in cash, $550 million in equity of Charter Holdco and $1.7 million of assumed debt. The sources of the cash consideration were (1) an equity contribution made by Vulcan Cable III Inc. to Charter Holdco, and (2) the proceeds from the initial public offering of Charter Communications, Inc. Vulcan Cable III Inc. obtained the contributed funds from Paul G. Allen, the controlling shareholder of Vulcan Cable III Inc., as well as of Charter Communications, Inc. and Charter Investment, Inc.

         Immediately after the consummation of the transactions contemplated by the Purchase Agreement, on November 12, 1999, FCLP merged (the "Merger") with and into CC VII Holdings, LLC, a Delaware limited liability company ("CC VII"). CC VII was the surviving entity of the Merger and succeeded to the rights and obligations of FCLP. As a result of the Merger, Falcon Funding Corp. became a wholly-owned subsidiary of CC VII. CC VII is a manager-managed limited liability company, the manager of which is Charter Communications, Inc. The sole member of CC VII is Charter Holdco.

ITEM 5.  OTHER EVENTS.

         (a) Immediately after the consummation of the transactions contemplated by the Purchase Agreement, the Merger occurred.

         As a result of the Merger and the consummation of the transactions contemplated by the Purchase Agreement, the following occurred:

                  (1) As required by that certain Indenture, dated as of April 3, 1998, as amended by the First Supplemental Indenture dated as of September 30, 1998, by and among the Partnership, Falcon Funding Corporation and United States Trust Company of New York, as trustee (the "Indenture"), relating to the 8.375% Senior Debentures due 2010 and the 9.285% Senior Discount Debentures due 2010 (the "Notes"), as of November 12, 1999, CC VII and Falcon Funding Corp. as Issuers, FCLP, as predecessor of CC VII, and United States Trust Company of New York, as trustee, entered into that certain Second Supplemental Indenture to the Indenture.

                  (2) On or before December 12, 1999, as required by the Indenture, CC VII and Falcon Funding Corp. intend to make an offer to repurchase the Notes in a change of control repurchase offer required by the Indenture.





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         (c)      In connection  with the sale of FCLP, the address of the
corporate offices of each of CC VII and Falcon Funding Corp. is 12444 Powerscourt Drive, Suite 400, St. Louis, Missouri 63131.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      The following are furnished as exhibits to this report:

                  2.1 Purchase and Contribution Agreement, dated as of May 26, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to Exhibit 2.9 to Amendment No. 2 to the Registration Statement on Form S-1 filed by Charter Communications, Inc. on September 28, 1999 (File No. 333-83887)).

                  2.2 First Amendment to Purchase and Contribution Agreement, dated as of June 22, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to the quarterly report on Form 10-Q filed by Falcon Communications, L.P. and Falcon Funding Corporation on August 13, 1999 (File Nos. 333-60776 and 333-55755)).

                  2.3 Form of Second Amendment to Purchase and Contribution Agreement, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to Exhibit 2.9(b) to Amendment No. 5 to the Registration Statement on Form S-1 filed by Charter Communications, Inc. on November 4, 1999 (File No. 333-83887)).

                  2.4 Third Amendment to Purchase and Contribution Agreement, dated as of November 12, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc.*

                  2.5 Indenture, dated as of April 3, 1998, as amended by the First Supplemental Indenture dated as of September 30, 1998, by and among the Partnership, Falcon Funding Corporation and United States Trust Company of New York, as trustee (incorporated by reference to the registration statement on Form S-4 of Falcon Holding Group, L.P.







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


                           (now Falcon Communications, L.P.) filed on April 18, 1993 (File No. 333-55755)).

                  2.6 Supplemental Indenture, dated as of September 30, 1998, by and among Falcon Holding Group, L.P., Falcon Funding Corporation, Falcon Communications, L.P. and United States Trust Company of New York, as trustee (incorporated by reference to the report on Form 8-K of Falcon Communications, L.P. and Falcon Funding Corporation filed on October 9, 1998 (File No. 33-60776)).

                  2.7      Second Supplemental Indenture, dated as of
                           November 12, 1999, by and among CC VII Holdings, LLC, Falcon Funding Corp., Falcon Communications, L.P.
                           and United States Trust Company of New York, as trustee.*


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* - filed herewith





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CC VII HOLDINGS, LLC
                                  By:  Charter Communications, Inc., its Manager



Date:  November 23, 1999          By:   /s/ Curtis S. Shaw
                                      -----------------------------------------
                                       Curtis S. Shaw
                                       Senior Vice President


                                  FALCON FUNDING CORPORATION




Date:  November 23, 1999          By:   /s/ Curtis S. Shaw
                                      -----------------------------------------
                                       Curtis S. Shaw
                                       Senior Vice President

                                  Exhibit Index


Exhibit                    Description
-------                    -----------

    2.1 Purchase and Contribution Agreement, dated as of May 26, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to Exhibit 2.9 to Amendment No. 2 to the Registration Statement on Form S-1 filed by Charter Communications, Inc. on September 28, 1999 (File No. 333-83887)).

    2.2 First Amendment to Purchase and Contribution Agreement, dated as of June 22, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to the quarterly report on Form 10-Q filed by Falcon Communications, L.P. and Falcon Funding Corporation on August 13, 1999 (File Nos. 333-60776 and 333-55755)).

    2.3 Form of Second Amendment to Purchase and Contribution Agreement, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to Exhibit 2.9(b) to Amendment No. 5 to the Registration Statement on Form S-1 filed by Charter Communications, Inc. on November 4, 1999 (File No. 333-83887)).

    2.4 Third Amendment to Purchase and Contribution Agreement, dated as of November 12, 1999, by and among Charter Communications, Inc., Falcon Communications L.P, Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc.*

    2.5 Indenture, dated as of April 3, 1998, as amended by the First Supplemental Indenture dated as of September 30, 1998, by and among the Partnership, Falcon Funding Corporation and United States Trust Company of New York, as trustee (incorporated by reference to the registration statement on Form S-4 of Falcon Holding Group, L.P. (now Falcon Communications, L.P.) filed on April 18, 1993 (File No. 333-55755)).

    2.6 Supplemental Indenture, dated as of September 30, 1998, by and among Falcon Holding Group, L.P., Falcon Funding Corporation, Falcon Communications, L.P. and United States Trust Company of New York, as trustee (incorporated by reference to the report on Form 8-K of Falcon Communications, L.P. and Falcon Funding Corporation filed on October 9, 1998 (File No. 33-60776)).

    2.7                    Second Supplemental Indenture, dated as of
                           November 12, 1999, by and among CC VII Holdings, LLC, Falcon Funding Corp., Falcon Communications, L.P.
                           and United States Trust Company of New York, as trustee.*


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* - filed herewith